                      MERRILL LYNCH LIFE INSURANCE COMPANY
             MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT A

                       SUPPLEMENT DATED JANUARY 20, 2006
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2005
                                      FOR
           MERRILL LYNCH INVESTOR CHOICE ANNUITYSM (INVESTOR SERIES)

If you elected the Guaranteed Minimum Withdrawal Benefit, this supplement updates your Prospectus for the Merrill Lynch Investor Choice AnnuitySM (Investor Series) (the "Contract") issued through Merrill Lynch Life Variable Annuity Separate Account A. It provides information in addition to that contained in the Prospectus dated May 1, 2005 for the Contracts. You should read it in its entirety and keep it together with your Prospectus for future reference.

If you are concerned that poor subaccount investment performance may adversely impact the amount of money you can withdraw from your Contract, we offer an optional Guaranteed Minimum Withdrawal Benefit ("GMWB") rider for an additional charge. If you elect the GMWB, you can take minimum annual payments regardless of your contract value during your lifetime. This means that regardless of poor subaccount investment performance, you can take withdrawals each contract year up to a specified amount, referred to as the Guaranteed Lifetime Amount.

You should not elect the GMWB if:

      - you plan to take withdrawals in excess of the Guaranteed Lifetime Amount each contract year because such excess withdrawals may significantly reduce or eliminate the value of the benefit; or

      - you are interested in long-term accumulation rather than current payments and are not interested in the protection the benefit provides.

State variations may apply, and the GMWB rider may not be available in every jurisdiction. Certain terms that we use in this supplement have special meanings. If we do not define a term in this supplement, it has the meaning we gave it in the Prospectus.

FEE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following additional line should be added to the end of the table captioned "Periodic Charges Other Than Fund Expenses -- Annual Charge for Optional Riders" on page 3 of the Prospectus:

ANNUAL CHARGE FOR OPTIONAL RIDERS(4)

                                                                  CURRENT                MAXIMUM
GMWB(11)                                                           0.75%                  1.50%

-------------------------
(4) Each of these charges will be calculated on each monthaversary by multiplying the respective base by the respective current charge percentage and dividing the resulting amount by 12. The sum of the charges calculated on each of the three previous monthaversaries is collected on each quarterversary. If you terminate these riders at any time other than on a quarterversary, we will deduct from the contract value a pro rata amount of any charges that would be collected on the next quarterversary. We won't deduct these charges after the annuity date.
(11) The GMWB Base is an amount used to calculate the Guaranteed Lifetime Amount under the GMWB. The Guaranteed Lifetime Amount is equal to the GMWB Base multiplied by the Lifetime Income Percentage. We won't deduct the GMWB charge after an annuity date. For more information, see "Guaranteed Minimum Withdrawal Benefit."

                                                                Code 101672-0106

                                    EXAMPLES

The following replaces the "Examples" section on pages 8 and 9 of the Prospectus in its entirety:

These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner Transaction Expenses, Separate Account Annual Expenses (including the current asset-based insurance charge for the most expensive subaccount), the current annual Contract Fee, the current Greater of Maximum Anniversary Value and Roll-Up GMDB charge, the current ADB charge, the current GMWB charge, and Annual Fund Operating Expenses. These costs reflect the most expensive combination of Contract charges. If you elected fewer or a different combination of Contract features, your costs would be lower than those shown.

EXAMPLE 1. This Example assumes that you invest $10,000 in a B Class Contract and do not take partial withdrawals or pay additional premiums during the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender the Contract at the end of the applicable time period:

               1 YEAR                3 YEARS               5 YEARS              10 YEARS
  (a)          $1,239                $2,275                $3,309                $6,043
  (b)          $  976                $1,500                $2,042                $3,698

(2) If you annuitize or remain invested in the Contract at the end of the applicable time period:

               1 YEAR                3 YEARS               5 YEARS              10 YEARS
  (a)           $617                 $1,843                $3,057                $6,043
  (b)           $334                 $1,025                $1,747                $3,698

EXAMPLE 2. This Example assumes that you invest $10,000 in an L Class Contract and do not take partial withdrawals or pay additional premiums during the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender the Contract at the end of the applicable time period:

               1 YEAR                3 YEARS               5 YEARS              10 YEARS
  (a)          $1,169                $2,242                $3,145                $6,187
  (b)          $  903                $1,463                $1,847                $3,888

(2) If you annuitize or remain invested in the Contract at the end of the applicable time period:

               1 YEAR                3 YEARS               5 YEARS              10 YEARS
  (a)          $  637                $1,899                $3,145                $6,187
  (b)          $  355                $1,086                $1,847                $3,888

EXAMPLE 3. This Example assumes that you invest $10,000 in a C Class Contract and do not take partial withdrawals or pay additional premiums during the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and

                                                                Code 101672-0106
expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender the Contract at the end of the applicable time period:

               1 YEAR                3 YEARS               5 YEARS              10 YEARS
  (a)          $  829                $1,941                $3,210                $6,293
  (b)          $  553                $1,131                $1,921                $4,028

(2) If you annuitize or remain invested in the Contract at the end of the applicable time period:

               1 YEAR                3 YEARS               5 YEARS              10 YEARS
  (a)           $652                 $1,941                $3,210                $6,293
  (b)           $370                 $1,131                $1,921                $4,028

EXAMPLE 4. This Example assumes that you invest $10,000 in an XC Class Contract and do not take partial withdrawals or pay additional premiums during the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and (b) minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender the Contract at the end of the applicable time period:

               1 YEAR                3 YEARS               5 YEARS              10 YEARS
  (a)          $1,874                $2,788                $3,867                $6,561
  (b)          $1,603                $2,008                $2,614                $4,225

(2) If you annuitize or remain invested in the Contract at the end of the applicable time period:

               1 YEAR                3 YEARS               5 YEARS              10 YEARS
  (a)          $  681                $2,026                $3,349                $6,561
  (b)          $  386                $1,184                $2,014                $4,225

EXAMPLE 4, ABOVE, TAKES INTO ACCOUNT ANY BONUS AMOUNTS THAT ARE SUBJECT TO RECAPTURE. THE CIRCUMSTANCES UNDER WHICH BONUS CREDITS ARE RECAPTURED ARE DISCUSSED IN YOUR PROSPECTUS.

The Examples reflect the $50 contract fee as 0.05% of contract value based on our estimates of anticipated contract size. Contractual waivers and reimbursements are reflected in the first year of the Example, but not in subsequent years. See the "Charges, Deductions, and Credits" section in this Prospectus and the Fund prospectuses for a further discussion of fees and charges.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN OF ANY FUND. ACTUAL EXPENSES AND ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR THE PURPOSE OF THE EXAMPLES.

Because the Contracts were not offered for sale prior to March 4, 2005, condensed financial information is not available.

                                                                Code 101672-0106
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                     GUARANTEED MINIMUM WITHDRAWAL BENEFIT

WHAT IS THE GMWB?

The GMWB is an optional rider that permits you to receive annual minimum payments regardless of your contract value during your lifetime (or until the second owner's death if there are co-owners). There is an additional charge for this rider.

        IMPORTANT INFORMATION ABOUT THE GMWB RIDER:

        - If you do not choose to take withdrawals while this rider is in effect, we will not refund the GMWB charges.

        - You and your co-owner (if applicable) must be at least 60 and not more than 80 years old when you elect the GMWB rider.

        - If you elect the GMWB, certain investment allocation guidelines and restrictions apply, including participating in a Quarterly Rebalancing Program or use of specified models under the Asset Allocation Program. These restrictions and guidelines are further discussed later in this supplement.

        - For both new and existing Contracts, you may elect EITHER the GMWB or the Guaranteed Minimum Income Benefit ("GMIB") discussed in your Prospectus, BUT NOT BOTH optional benefits.

        - Please note that ALL withdrawals -- even withdrawals made under the GMWB -- REDUCE YOUR CONTRACT VALUE AND DEATH
          BENEFIT.

        - We will not accept additional premium payments after you take your first withdrawal after the GMWB Effective Date.

HOW DO I ELECT THE GMWB RIDER?

For new Contracts, you may elect to add the GMWB rider when you purchase your Contract. For existing Contracts, you may elect to add the GMWB rider on each third contract anniversary, provided you did not already elect the GMIB. If you wish to add the GMWB rider to your Contract, you must notify our Service Center in writing at least three days but not more than 90 days prior to such date. The rider then will be effective on that third contract anniversary.

        IMPORTANT TERM: THE GMWB EFFECTIVE DATE IS THE DATE THE GMWB RIDER BECOMES EFFECTIVE.

You may elect the GMWB rider only if you (and your co-owner, if any) are at least 60 years old and not more than 80 years old on the GMWB Effective Date. If the owner is an individual natural person, then the owner also must be the annuitant. If the owner is a non-natural person (such as a trust or corporation), all references to owner shall mean annuitant and the age of the annuitant (and the age of a joint annuitant, if applicable) will be used. Co-owners and joint annuitants must be spouses. If there are co-owners, they also must be joint annuitants. If there are joint annuitants, they also must be co-owners, unless the owner is a non-natural person.

If you elect the GMWB, you may not elect and/or continue the Dollar Cost Averaging Program ("DCA Program") discussed in your Prospectus. In addition, we will terminate the Automatic Investment Feature ("AIF Feature") after the first withdrawal, following the GMWB Effective Date.

WHEN MAY I TAKE WITHDRAWALS?

Once you elect the GMWB rider, any withdrawal will be subject to the terms of the rider. This means that the free withdrawal amount, if greater than the Guaranteed Lifetime Amount, will also reduce your GMWB Base as well as your contract value. The free withdrawal amount is discussed in your Prospectus.

To receive the guaranteed payments, you may request to withdraw up to the Guaranteed Lifetime Amount each contract year on or after the GMWB Effective Date. You should note that as long as you have made no withdrawals the Guaranteed Lifetime Amount can increase for ten years after the GMWB becomes effective. (See definitions of "Lifetime Income Percentage" and "GMWB Base" below, to learn how your Guaranteed Lifetime Amount can increase during the ten-year period.) Once you take your first

                                                                Code 101672-0106
withdrawal after electing the GMWB, the Guaranteed Lifetime Amount will not increase in the same manner as before the withdrawal. It can only increase to equal the contract value, if greater, on each third contract anniversary.

WHAT IF I WITHDRAW LESS THAN THE FULL AMOUNT EACH YEAR?

You may take withdrawals equal to or less than the Guaranteed Lifetime Amount during each contract year. If you choose to receive only a part of, or none of, your Guaranteed Lifetime Amount in any given contract year, you should be aware that your guaranteed minimum payments are not cumulative. You cannot carry over any unused guaranteed minimum payments to any future contract years. The following example is helpful to understand this concept:

        EXAMPLE: If your Guaranteed Lifetime Amount is $1,500 and you withdraw $1,000 one year, your Guaranteed Lifetime Amount will not increase the next year by the $500 you did not withdraw in the current year.

We do not impose a surrender charge on withdrawals up to the Guaranteed Lifetime Amount each contract year.

WHAT IF I WITHDRAW MORE THAN THE GUARANTEED LIFETIME AMOUNT IN A CONTRACT YEAR?

Each contract year, you may withdraw more than the Guaranteed Lifetime Amount in effect at the time of the withdrawal request. We refer to the portion of any withdrawal that causes cumulative withdrawals in a given year to exceed the Guaranteed Lifetime Amount as an "excess withdrawal." An excess withdrawal could significantly reduce your GMWB Base.

If cumulative withdrawals in a contract year have already exceeded the Guaranteed Lifetime Amount in effect at the time of a withdrawal request, then the entire amount of that withdrawal will be treated as an excess withdrawal.

        IMPORTANT: EXCESS WITHDRAWALS WILL REDUCE YOUR GMWB BASE, YOUR GUARANTEED LIFETIME AMOUNT, YOUR ANNUITY CONTRACT VALUE AND YOUR DEATH BENEFIT, AND MAY DO SO BY SUBSTANTIALLY MORE THAN THE ACTUAL AMOUNT OF THE EXCESS WITHDRAWAL.

WHAT IS THE GUARANTEED LIFETIME AMOUNT?

We determine your Guaranteed Lifetime Amount by multiplying the GMWB Base by a percentage rate, which is based on age at the time of your first withdrawal on or after the GMWB Effective Date. This rate is called a Lifetime Income Percentage.

          LIFETIME INCOME PERCENTAGE X GMWB BASE = GUARANTEED LIFETIME
                                     AMOUNT

More specifically, we determine the initial Lifetime Income Percentage based on your age (or the age of the younger owner if there are co-owners) on the date of the first withdrawal on or after the GMWB Effective Date in accordance with the following chart.

------------------------------------------------------------------------------
  AGE OF (YOUNGER) OWNER WHEN FIRST
 WITHDRAWAL IS TAKEN ON OR AFTER THE
         GMWB EFFECTIVE DATE                  LIFETIME INCOME PERCENTAGE
------------------------------------------------------------------------------
                60-64                                    4.5%
------------------------------------------------------------------------------
                65-69                                    5.0%
------------------------------------------------------------------------------
                70-74                                    5.5%
------------------------------------------------------------------------------
                75-79                                    6.0%
------------------------------------------------------------------------------
                 80+                                     7.0%
------------------------------------------------------------------------------

Once you have elected the rider, if you change the contract owner or add a co-owner, the Lifetime Income Percentage may change because we base the Lifetime Income Percentage on the (younger) owner's age at the time of the first withdrawal. Any change in the GMWB Base or the Lifetime Income Percentage will also change the Guaranteed Lifetime Amount.

                                                                Code 101672-0106
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        EXAMPLE:  To help understand how we calculate the Guaranteed
        Lifetime Amount, assume that you are age 65 and purchase an L
        Class Contract with the GMWB rider with an initial premium of $100,000. You do not make any additional premium payments and take your first withdrawal on the fifth contract anniversary.
        The Lifetime Income Percentage locks in at 5.5% since you are age 70 at the time of the first withdrawal. If your GMWB Base equals $140,000 at such time, then the Guaranteed Lifetime
        Amount will equal $7,700 ($140,000 X .055). If you add your spouse as a co-owner, age 66, on the next contract anniversary, then your Lifetime Income Percentage will be reset to 5.0%, since your spouse was age 65 at the time you made your first withdrawal.

WHAT IS THE GMWB BASE?

As noted above, the GMWB Base is used to calculate the Guaranteed Lifetime Amount. This is important because when the GMWB Base increases, the Guaranteed Lifetime Amount also increases.

Prior to your first withdrawal (for up to 10 years after the GMWB Effective
Date), your GMWB Base will equal your GMWB Maximum Anniversary Value ("MAV") Base. (See "GMWB MAV Base" for how we calculate the GMWB MAV Base.) However, once you take your first withdrawal on or after the GMWB Effective Date, the GMWB Base will not increase in the same manner as before the withdrawal. Instead, the GMWB Base may only be increased through automatic step-ups on every third contract anniversary after the first withdrawal. The GMWB Base will be reset to equal your contract value, if higher. For Investor Choice Annuity XC Class Contracts only: If you purchased an XC Class Contract, we will increase the GMWB Base through step-ups to equal your contract value less any bonus amounts subject to recapture, if higher than your GMWB Base.
        IMPORTANT: YOU SHOULD CAREFULLY CONSIDER WHEN TO BEGIN TAKING WITHDRAWALS IF YOU HAVE ELECTED THE GMWB. IF YOU BEGIN TAKING WITHDRAWALS TOO SOON, YOU MAY LIMIT THE VALUE OF THE GMWB. FOR
        EXAMPLE, YOU WILL NOT BE ABLE TO INCREASE YOUR GMWB BASE BY
        MAKING ADDITIONAL PREMIUM PAYMENTS AND YOU WILL LOSE THE
        POTENTIAL FOR INCREASES THROUGH ANNUAL STEP-UPS. IF YOU DELAY
        TAKING WITHDRAWALS FOR TOO LONG, YOU MAY LIMIT THE NUMBER OF
        YEARS AVAILABLE FOR YOU TO TAKE WITHDRAWALS IN THE FUTURE (DUE
        TO LIFE EXPECTANCY) AND YOU MAY BE PAYING FOR A BENEFIT YOU ARE
        NOT USING.

No additional premiums can be paid after the date of your first withdrawal on or after the GMWB Effective Date. Please note that if you elected our Automatic Investment Feature (discussed in the Prospectus), it will automatically terminate upon your first withdrawal.

        IMPORTANT:  THE GMWB BASE IS USED ONLY TO CALCULATE THE
        GUARANTEED LIFETIME AMOUNT AND THE GMWB CHARGE, AND DOES NOT ESTABLISH OR GUARANTEE A CONTRACT VALUE, SURRENDER VALUE,
        MINIMUM DEATH BENEFIT, OR A MINIMUM RETURN FOR ANY SUBACCOUNT.

WHEN AND HOW IS THE GMWB         Calculation of your GMWB Base depends on when you make your
BASE CALCULATED?                 first withdrawal. There are three distinct time periods
                                 that are important to consider:
     (1) ON THE GMWB EFFECTIVE   If the GMWB Effective Date is the contract date, the GMWB
       DATE                      Base equals the initial premium. If the GMWB Effective Date is not the contract date, the GMWB Base equals the contract value (less any bonus amounts subject to recapture, if you own an XC Class Contract), on the GMWB Effective Date.

                                                                Code 101672-0106

     (2) PRIOR TO THE FIRST      Prior to the first withdrawal after the GMWB Effective
       WITHDRAWAL                Date, the GMWB Base equals the GMWB MAV Base.
                                 GMWB MAV BASE: The GMWB MAV Base equals the greatest of the anniversary values. An anniversary value equals the sum of
                                 (a) plus (b) where:
                                   (a) is the GMWB Base on the GMWB Effective Date, or is
                                 the contract value, less any bonus amounts subject to
                                       recapture, on each contract anniversary thereafter;
                                       and
                                   (b) is the sum of all additional premiums since the last
                                 contract anniversary.
                                 As long as the rider is in effect, we will calculate an
                                 anniversary value on the GMWB Effective Date and on each
                                 contract anniversary thereafter through the earlier of the date you take your first withdrawal (on or after the GMWB
                                 Effective Date) and the 10th contract anniversary following the GMWB Effective Date.
                                 NO ADDITIONAL ANNIVERSARY VALUES WILL BE CALCULATED
                                 THEREAFTER FOR PURPOSES OF DETERMINING THE GMWB MAV BASE.
     (3) ON AND AFTER THE        If you have not exceeded the Guaranteed Lifetime Amount
       FIRST WITHDRAWAL          during a contract year, the GMWB Base does not change. It
                                 equals the GMWB Base immediately prior to a withdrawal.
                                 However, the GMWB Base on and after any excess withdrawal
                                 will equal the lesser of:
                                   (a) the GMWB Base immediately prior to such withdrawal
                                 less the Adjusted Excess Withdrawal; and
                                   (b) the contract value after the withdrawal.

                                           ADJUSTED EXCESS WITHDRAWAL = EXCESS
                                           WITHDRAWAL X GMWB BASE/CONTRACT
                                           VALUE, WHERE BOTH THE GMWB BASE AND
                                           THE CONTRACT VALUE ARE DETERMINED
                                           IMMEDIATELY PRIOR TO SUCH EXCESS
                                           WITHDRAWAL.
                                 Please note that if the first withdrawal occurs on a
                                 contract anniversary, the GMWB Base immediately prior to
                                 such withdrawal will be adjusted to reflect the anniversary value (if higher) on that date prior to the withdrawal.
AUTOMATIC STEP-UP                On each third contract anniversary after the first
                                 withdrawal, if the contract value, less any bonus amounts
                                 subject to recapture, is greater than the GMWB Base, we
                                 will increase or "step-up" the GMWB Base to equal such
                                 value. The GMWB charge percentage will not change as a
                                 result of any step-up.

ARE SURRENDER CHARGES APPLICABLE TO EXCESS WITHDRAWALS?

As noted above, we currently do not impose surrender charges on cumulative withdrawals in any given contract year, up to the Guaranteed Lifetime Amount. However, such withdrawals are counted toward the free withdrawal amount for purposes of calculating the surrender charge, if any, applicable to excess withdrawals. Please refer to your Prospectus for an explanation of how the free withdrawal amount is calculated. A surrender charge will apply if the excess withdrawal is attributable to premiums that are still subject to a surrender charge under your Contract. (See "Charges, Deductions, and Credits -- Surrender Charge" and "Charges, Deductions, and Credits -- How the Surrender Charge Works" in your Prospectus for a discussion of how surrender charges are calculated.)

IS A MINIMUM CONTRACT VALUE REQUIRED AFTER A PARTIAL WITHDRAWAL?

While the GMWB rider is in effect, we will not require a minimum contract value after a partial withdrawal, provided the partial withdrawal is not an excess withdrawal. If an excess withdrawal would reduce the contract value below $5,000, we will either deny the request or terminate the Contract.

                                                                Code 101672-0106

MAY I CANCEL THE GMWB RIDER?

You may cancel the GMWB rider on each third contract anniversary after the contract date. You must notify our Service Center in writing at least three days but no more than 90 days prior to each such date for your cancellation to be effective on that third contract anniversary. You may re-elect the GMWB rider after cancellation as described in "How Do I Elect the GMWB Rider?" above.

WHEN WILL THE GMWB RIDER TERMINATE?

The GMWB rider will terminate upon the earliest of:

     - full surrender;

     - annuitization (under the Contract);

     - death of second owner if there are co-owners;

     - death of owner if the Contract is not continued by an eligible spouse under the Spousal Beneficiary Continuation Option;

     - termination of the Contract;

     - change of owner resulting in termination of the rider, as discussed in "Change of Owner" below;

     - establishment of an annuity date as described in "What if my Contract Value Reaches Zero?" below, when the GMWB Base is reduced to zero; or

     - cancellation of the GMWB rider.

All charges for this benefit will cease upon Contract termination. While the GMWB Rider is in effect, we will not terminate any Contract that qualifies for termination due to inactivity. (See "Features and Benefits of the Contract -- Inactive Contracts" in your Prospectus.)

WHAT IF MY CONTRACT VALUE REACHES ZERO?

If any withdrawal or deduction of fees or charges reduces the contract value to zero and the resulting GMWB Base is greater than zero, all riders attached to the Contract will terminate and we will settle the GMWB. We will not settle the GMWB if your contract value reduces to zero due to an Excess Withdrawal. In such an instance, your Contract will terminate under the Minimum Surrender Value provision.
                           HOW GMWB SETTLEMENT WORKS

        - We will pay the remaining Guaranteed Lifetime Amount, if any, not yet withdrawn in the current contract year, in a lump sum.

        - We will establish an annuity date no earlier than the contract anniversary following the date of the transaction that reduced the contract value to zero.

        - We will pay a monthly payment equal to the Guaranteed Lifetime Amount divided by 12 until the death of the (second) annuitant.

Please note that we may accept different payment intervals or other lifetime annuity options, but your annuity payments will be reduced. Also if you request a full surrender and your contract value at the time of the request is less than your remaining Guaranteed Lifetime Amount for that contract year, first, we will pay you a lump sum equal to such remaining Guaranteed Lifetime Amount. We will then establish an annuity date, as described immediately above. Tax consequences may apply. (See "Tax Status of the Contract -- Taxation of Annuities" in the Prospectus.)

 FOR AN EXAMPLE OF THE OPERATION OF THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT,
                           SEE THE ATTACHED APPENDIX.

                                  GMWB CHARGE

If you elect the GMWB, we will deduct a charge that compensates us for the costs and risks we assume in providing this benefit. We will not deduct the GMWB charge after the annuity date, nor will we assess the

                                                                Code 101672-0106

GMWB charge after GMWB Settlement. The current annual GMWB charge percentage is 0.75%. We have the right to change the current GMWB charge percentage, but it will never exceed the maximum GMWB charge percentage, which is 1.50%. The amount of the GMWB charge is calculated on each monthaversary by multiplying the GMWB Base by the current annual GMWB charge percentage and dividing the resulting amount by 12. Accordingly, if the GMWB Base increases, there will be a corresponding increase in the amount of the GMWB charge.

On each quarterversary, we deduct the sum of the GMWB charges calculated on each of the three previous monthaversaries from the contract value. If the contract date falls on the 29th, 30th or 31st of any given month, we will use the last day of that month if that month does not have a corresponding monthaversary or quarterversary for purposes of calculating and deducting the GMWB charges. If the GMWB Rider is terminated at any time other than on a quarterversary, we will deduct from the contract value a pro rata amount of any charges that would be collected on the next quarterversary. We deduct the GMWB charge on a pro rata basis from all subaccounts in which your contract value is invested.

                     ALLOCATION GUIDELINES AND RESTRICTIONS


If you elect the GMWB rider, you must participate in a quarterly Rebalancing Program in order to satisfy our Allocation Guidelines and Restrictions requirement. Currently, we will also permit you to use certain models in our Asset Allocation Program to satisfy these requirements. However, we reserve the right to change these Allocation Guidelines and Restrictions in the future. For detailed information on the Rebalancing Program and Asset Allocation Program models, see your Prospectus.


REBALANCING PROGRAM. If you use our Rebalancing Program, you must provide us with written instructions that comply with the following: you must allocate at least 40% but no more than 70% among subaccounts in the Large Cap, Mid Cap, Small Cap, and International investment categories, and no more than 40% among subaccounts in the Small Cap, International, Alternative, and Money Market investment categories. The subaccounts currently available in these investment categories are as follows:


--------------------------------------------------------------------------------------------------
      INVESTMENT CATEGORY                                     SUBACCOUNTS
--------------------------------------------------------------------------------------------------
Large Cap                             AIM V.I. Basic Value, AllianceBernstein Value, American
                                      Century VP Ultra(R), American Funds -- AFIS Growth, American
                                      Funds -- AFIS Growth-Income, Davis Value, Dreyfus VIF
                                      Appreciation, Federated Capital Appreciation II, Mercury
                                      Basic Value V.I., Mercury Equity Dividend, Mercury
                                      Fundamental Growth V.I., Mercury Index 500 V.I., Mercury
                                      Large Cap Core V.I., Mercury Large Cap Growth V.I., Mercury
                                      Large Cap Value V.I., Oppenheimer Capital Appreciation/ VA,
                                      Oppenheimer Main Street/VA(R), Pioneer Fund VCT, Roszel/
                                      Lord Abbett Affiliated, Roszel/Allianz CCM Capital
                                      Appreciation, Van Kampen Comstock
--------------------------------------------------------------------------------------------------
Mid Cap                               AIM V.I. Mid Cap Core Equity, Federated Kaufmann II, Mercury
                                      Mid Cap Value Opportunities, Premier VIT OpCap Renaissance,
                                      Roszel/Lord Abbett Mid Cap Value, Roszel/Seligman Mid Cap
                                      Growth
--------------------------------------------------------------------------------------------------
Small Cap                             AllianceBernstein Small/Mid Cap Value, Mercury Small Cap
                                      Index, Mercury Value Opportunities V.I., Oppenheimer Main
                                      Street Small Cap/VA(R), Pioneer Small Cap Value VCT,
                                      Roszel/Delaware Trend, Roszel/JP Morgan Small Cap Growth,
                                      Roszel/Allianz NFJ Small Cap Value, Wanger U.S. Smaller
                                      Companies
--------------------------------------------------------------------------------------------------
International                         American Funds -- AFIS International, Franklin Templeton VIP
                                      Foreign Securities, Franklin Templeton VIP Growth
                                      Securities, Mercury Global Small Cap, Mercury International
                                      Index, Mercury International Value V.I
--------------------------------------------------------------------------------------------------
Alternative                           Cohen & Steers VIF Realty, PIMCO CommodityRealReturn
                                      Strategy
--------------------------------------------------------------------------------------------------
Money Market                          Mercury Domestic Money Market V.I. Fund
--------------------------------------------------------------------------------------------------



                                                                Code 101672-0106

          FOR MORE INFORMATION ON THE ABOVE SUBACCOUNTS, REFER TO YOUR
                 PROSPECTUS OR CONTACT YOUR FINANCIAL ADVISOR.

There are subaccounts in other investment categories not listed here under the Contract. You may allocate your remaining contract value to any of these other subaccounts, so that your total allocations equal 100%. You may change your premium allocations provided the resulting allocation continues to comply with the Allocation Guidelines and Restrictions. However, any request to reallocate contract value that is not in compliance with the Allocation Guidelines and Restrictions will not be accepted while the GMWB rider is in effect.

        IMPORTANT MECHANICS OF THE REBALANCING PROGRAM:

        - You must choose a quarterly rebalancing date, which can be any date from the 1st through the 28th day of a month.

        - Your first rebalancing date must be within 95 days from the GMWB Effective Date.

        - You must allocate any additional premiums in accordance with the subaccounts and percentages you have selected.

        - You may request to change your instructions while the GMWB rider is in effect and/or to transfer among subaccounts provided that each request results in allocation of your contract value that complies with the Allocation Guidelines and Restrictions.

        - If we tell you that a subaccount that you are invested in will close or be eliminated, you must provide new allocation instructions that comply with these guidelines and restrictions or the GMWB rider will be terminated.

        - Only pro-rata withdrawal requests, affecting all subaccounts in which you are invested, will be permitted while the GMWB rider is in effect.

ASSET ALLOCATION PROGRAM. If you participate in the Asset Allocation Program, you must select one of the following Asset Allocation models:

          - Income,

          - Income & Growth, or

          - Growth.

At any time, you may change to a different Asset Allocation model, provided the model you choose will satisfy the Allocation Guidelines and Restrictions. We will notify you if an Asset Allocation model no longer satisfies the Allocation Guidelines and Restrictions.

If you no longer wish to participate in the Asset Allocation Program or if we notify you that the Asset Allocation model you previously selected will no longer satisfy the Allocation Guidelines and Restrictions described above, you must provide us with new instructions. If you do NOT provide us with new instructions, the quarterly Rebalancing Program for your Contract will apply. Your contract value will then be rebalanced to the same subaccounts of the Asset Allocation model you previously selected, and with the percentages that existed for that Asset Allocation model when it last satisfied the Allocation Guidelines and Restrictions. Thereafter, unless we receive new instructions from you, we will rebalance your contract value quarterly on the 28th of the month at the end of each calendar quarter in accordance with those percentages.

                                CHANGE OF OWNER

If there is a change of owner or an assignment of this Contract (in states where applicable), the GMWB will terminate unless the owner is changed under any of the circumstances described below:

          (1) a spouse of the current owner is added as co-owner and is at least 60 years old and not older than 80 years old on the GMWB Effective Date; or

          (2) a spouse of the current owner is removed as an owner; or

          (3) a co-owner spouse dies leaving the surviving spouse as the sole owner; or

                                                                Code 101672-0106

          (4) as the result of the creation or termination of a trust, the life (or lives) upon which Guaranteed Lifetime Amount payments are based has not changed; or

          (5) while the GMWB is still available, an eligible spousal beneficiary who was at least age 60 on the Spousal Continuation Date becomes the owner under the Spousal Beneficiary Continuation Option.

If an eligible spousal beneficiary becomes the owner and the GMWB rider is still available or if a co-owner spouse dies leaving the surviving spouse as the sole owner, we currently reset the GMWB Base to equal the greater of the contract value, less any bonus amounts subject to recapture, and the prior GMWB Base on the Spousal Continuation Date. We will then determine the Lifetime Income Percentage and the Guaranteed Lifetime Amount based on the age of the spouse on the Spousal Continuation Date, subject to the terms and conditions in effect at that time. We will treat domestic partners as spouses for all purposes under the Contract and the rider in all jurisdictions that recognize domestic partners.

                       BENEFIT AVAILABLE ON MATURITY DATE

If the maturity date occurs while the GMWB rider is in effect, we will make the Guaranteed Lifetime Amount available each contract year through monthly payments equal to the Guaranteed Lifetime Amount divided by 12, payable until the death of the (second) annuitant.

We must receive written notification of your election of such annuity payments at least three days but no earlier than 90 days prior to the maturity date.

                                TAX CONSEQUENCES

The following is added after the last sentence in the section of the Prospectus captioned "Tax Status of the Contract -- Taxation of Annuities -- Withdrawals and Surrenders."

If you purchase the GMWB rider, when you take a withdrawal from a Contract, the amount received generally will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time.

                                     * * *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549, or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222. Please retain this supplement with your Investor Choice Annuity Prospectus for your reference.

                                                                Code 101672-0106

APPENDIX -- EXAMPLE OF GMWB
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

EXAMPLE: You purchase a Merrill Lynch Investor Choice Annuity B Class contract with an initial premium of $100,000 on February 1, 2006 at the age of 72. You select the Guaranteed Minimum Withdrawal Benefit rider. You make your first withdrawal on March 15, 2009 at the age of 75 and continue to take withdrawals each Contract Year as shown below. Your Guaranteed Lifetime Amount (GLA) and GMWB Base, based on HYPOTHETICAL Account Values and transactions, are illustrated below. FOR A DETAILED EXPLANATION OF HOW WE CALCULATE THE GMWB BASE AND GMWB CHARGE, SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT."

                                               TRANSACTIONS
                                            -------------------
DATE                                         PREM.     WITHDR.
---------------------------------------------------------------
2/1/2006   THE CONTRACT IS ISSUED           $100,000
           The Lifetime Income Percentage
           is 5.5% if a withdrawal were to
           be taken.
2/1/2009   THIRD CONTRACT ANNIVERSARY
           Assume Account Value increased
           by $20,000 due to positive
           investment performance and that
           this is the highest anniversary
           value since issue. The Lifetime
           Income Percentage is now 6.0%
           since You are age 75 and You
           have not taken any previous
           withdrawals.
3/15/2009  OWNER TAKES A $7,200 WITHDRAWAL             $ 7,200
           Assume Account Value decreased
           by $9,800 to $110,200 due to
           negative investment
           performance. No adjustments
           apply since withdrawals have
           not exceeded the GLA during the
           Contract Year.
6/14/2009  OWNER TAKES A $35,000                       $35,000
           WITHDRAWAL
           Assume Account Value decreased
           by $3,000 to $100,000 due to
           negative investment
           performance. The previous
           withdrawal equaled the GLA so
           entire withdrawal is an excess
           withdrawal.
           Adj. Excess w/d = Excess w/d x
           (GMWB Base before the excess
           withdrawal)
           -----------------------------
           Account Value before the excess
           withdrawal
           = ($35,000) x ($120,000 /
           $100,000) = $35,000 x (6/5)
           = $42,000
           GMWB Base  = Min (GMWB Base
           prior less Adj. Excess w/d,
           Account Value after excess w/d)
           = Min ($120,000 -- $42,000,
           $65,000) = $65,000
2/1/2010   FOURTH CONTRACT ANNIVERSARY
           Assume Account Value increased
           by $1,000 to $66,000 due to
           positive investment
           performance.
           Since this is not a 3rd
           Contract Anniversary, the GMWB
           Base is not reset to the higher
           value.
8/25/2010  OWNER TAKES A $39,900                       $39,900
           WITHDRAWAL
           Assume Account Value decreased
           by $10,100 to $55,900 due to
           negative investment
           performance.
           No previous w/ds have been
           taken during the Contract Year
           so $36,000 is an excess
           withdrawal.
           Adj. Excess w/d = Excess w/d x
           (GMWB Base before the excess
           withdrawal)
           ----------------------------
           Account Value before the excess
           withdrawal
           = $36,000 x ($65,000 /
           ($55,900 -- $3,900) ) = $36,000
           x (5/4)
           = $45,000
           GMWB Base  = Min (GMWB Base
           prior less Adj. Excess w/d,
           Account Value after excess w/d)
           = Min ($65,000 -- $45,000,
           $55,900 -- $39,900)
           = Min ($20,000, $16,000) =
           $16,000
2/1/2018   TWELFTH CONTRACT                            $   800
           ANNIVERSARY -- OWNER REQUESTS A
           $800 WITHDRAWAL
           Assume withdrawals equal to the
           GLA have been taken each
           Contract Year and the Automatic
           Step-Up has not changed the
           GMWB Base. Assume Account Value
           has decreased by $15,200 to
           $800 due to withdrawals and
           negative investment
           performance.
           You receive the remaining $800
           of Account Value and the
           Company pays You an additional
           $160. The GMWB Rider and Base
           Contract terminate. Lifetime
           monthly payments of $960 / 12 =
           $80 are established with an
           Annuity Date of 2/1/2019.


           ACCOUNT      GMWB
DATE        VALUE       BASE      GLA
---------
2/1/2006   $100,000   $100,000   $5,500
2/1/2009   $120,000   $120,000   $7,200
3/15/2009  $103,000   $120,000   $7,200
6/14/2009  $65,000    $ 65,000   $3,900
2/1/2010   $66,000    $ 65,000   $3,900
8/25/2010  $16,000    $ 16,000   $  960
2/1/2018   $    --          *GMWB RIDER
                            TERMINATED*

                                                                Code 101672-0106